MERRILL LYNCH
BASIC VALUE
FUND, INC.






FUND LOGO





Semi-Annual Report

December 31, 1995






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS


As 1995 drew to a close, the pace of US economic activity apparently slowed. There was strong evidence of a slowing economy by mid-year, a trend that was quickly reversed as gross domestic product growth rebounded to a 4.2% pace during the third calendar quarter of 1995. However, recent economic releases suggest that this rate of expansion has not been sustained.

A number of key measures of economic growth indicate evidence of slowing momentum. Retail sales for November were soft, a trend that continued throughout the all-important holiday season, reflecting ongoing caution on the part of debt-burdened consumers. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. As labor costs continue to decelerate and commodity price pressures remain subdued, inflationary pressures continue to be well under control.

These developments led the Federal Reserve Board to ease its monetary policy slightly at the December 19, 1995 Federal Open Market Committee meeting. However, the Clinton Administration and Congress have yet to reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.


Portfolio Matters
Security purchases during the final quarter of 1995 amounted to $218 million, while equity sales totaled $243 million. This was the first time in a number of years that quarterly sales exceeded purchases. This was a result of a major reduction in First Interstate Bancorp, our tenth-largest holding at the end of the September quarter. The company received an unsolicited take-over bid from Wells Fargo and instantly advanced in price by about 40%. We felt that prudence mandated the sale of nearly half of our position. This transaction accounted for 30% of our security sales in the December quarter.

Other important sales during the December quarter included partial reductions in two more of our ten largest holdings, Deere & Co. and Citicorp. Both stocks continue to be top ten commitments that were purchased when they were out of favor. Now that both are popular, and in favor, we concluded some partial profit-taking was called for. Overall, we reduced positions in 13 holdings, with the aforementioned three being the largest reductions. A major elimination in the fourth quarter was Kmart Corp., a troubled retailer that we sold in October at a substantial loss as we became concerned about the company's prospects.

On the buy side in the fourth quarter, we added to 16 established positions, accounting for 80% of our purchases, with an industry emphasis on energy, chemicals, telephones, and steel. We added one significant new position late in the final quarter of 1995, Woolworth Corp. The relatively new management from outside the company is almost totally revamping decades-old systems and policies. The stock price has been more than cut in half during the past few years in a period of generally higher equity prices. There are some early signs that the new management will be successful, and we think the risk/reward relationship is favorable.

One might question why sell one troubled retailer (Kmart Corp.) and buy another (Woolworth Corp.). Other than both operating in a currently difficult environment, we feel the similarities are minimal, and that Woolworth's long-term profit potential is superior.

Our cash position increased in the fourth quarter to 17.6% of net assets from 15.2% at the end of September, reflecting the excess of security sales over purchases and the net inflow of $180 million of new money into the Fund. For the full year 1995, security purchases exceeded $1.1 billion, with security sales amounting to $551 million. Net new assets invested in the Fund amounted to $878 million, and Fund assets increased by over 50% from $4.2 billion at the end of 1994 to over $6.5 billion at year-end 1995.

In Conclusion
Stock market returns in 1995 were among the highest in decades, and exceeded even the most optimistic projections. We have expressed caution for a considerable period, and have been quite premature. Despite this caution, and the Fund's high cash position, our returns have been competitive. We expect more market volatility in 1996 than was evident in 1995, and we will attempt to capitalize on both buying opportunities and periods of strength to secure profits.

Thank you for your investment in Merrill Lynch Basic Value Fund,
Inc., and we look forward to reviewing our outlook and strategy again in our upcoming quarterly report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Paul M. Hoffmann)
Paul M. Hoffmann
Vice President and Portfolio Manager




January 15, 1996






PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results
                                                                                                      12 Month       3 Month
                                                       12/31/95        9/30/95       12/31/94         % Change       % Change
ML Basic Value Fund Class A Shares*                      $28.31         $27.54         $22.35         +29.04%(1)      +3.89%(2)
ML Basic Value Fund Class B Shares*                       28.02          27.20          22.15         +28.89(1)       +4.12(2)
ML Basic Value Fund Class C Shares*                       27.84          27.04          22.07         +28.55(1)       +4.07(2)
ML Basic Value Fund Class D Shares*                       28.29          27.51          22.35         +28.95(1)       +3.93(2)
Dow Jones Industrial Average**                         5,117.12       4,789.08       3,834.44         +33.45          +6.85
Standard & Poor's 500 Index**                            615.93         584.41         459.27         +34.11          +5.39
ML Basic Value Fund Class A Shares--Total Return*                                                     +32.90(3)       +5.53(4)
ML Basic Value Fund Class B Shares--Total Return*                                                     +31.60(5)       +5.28(6)
ML Basic Value Fund Class C Shares--Total Return*                                                     +31.59(7)       +5.29(8)
ML Basic Value Fund Class D Shares--Total Return*                                                     +32.57(9)       +5.46(10)
Dow Jones Industrial Average--Total Return**                                                          +36.92          +7.49
Standard & Poor's 500 Index--Total Return**                                                           +37.54          +6.01

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $0.511 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.298 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.820 per share ordinary income dividends and $0.511 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.450 per share ordinary income dividends and $0.298 per share capital gains distributions.

 (5)Percent change includes reinvestment of $0.571 per share ordinary income dividends and $0.511 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.313 per share ordinary income dividends and $0.298 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.639 per share ordinary income dividends and $0.511 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.329 per share ordinary income dividends and $0.298 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.770 per share ordinary income dividends and $0.511 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.419 per share ordinary income dividends and $0.298 per share capital gains distributions.




PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% current sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on July 1, 1977 to $14,296.92 on December 31, 1995.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +32.90%        +25.92%
Five Years Ended 12/31/95                 +18.37         +17.10
Ten Years Ended 12/31/95                  +13.62         +13.01

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +31.60%        +27.60%
Five Years Ended 12/31/95                 +17.17         +17.17
Inception (10/21/88) through 12/31/95     +11.51         +11.51

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +31.59%        +30.59%
Inception (10/21/94)
through 12/31/95                          +23.93         +23.93

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +32.57%        +25.61%
Inception (10/21/94)
through 12/31/95                          +24.88         +19.37

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                   Net Asset Value       Capital Gains
Period Covered                   Beginning     Ending     Distributed  Dividends Paid*   % Change**
7/1/77-12/31/77                    $ 9.60      $ 9.91          --            --           + 3.23%
1978                                 9.91        9.61        $0.270        $0.490         + 4.65
1979                                 9.61       11.46         0.460         0.550         +31.24
1980                                11.46       12.46         0.940         0.600         +23.92
1981                                12.46       10.62         1.370         0.690         + 1.12
1982                                10.62       12.28         0.310         0.680         +28.25
1983                                12.28       14.31         0.920         0.610         +30.52
1984                                14.31       13.38         1.130         0.680         + 7.08
1985                                13.38       15.79         1.020         0.640         +32.17
1986                                15.79       17.06         0.860         0.580         +17.86
1987                                17.06       15.75         1.338         0.973         + 4.36
1988                                15.75       17.90         0.655         0.749         +22.73
1989                                17.90       19.94         0.226         0.872         +17.54
1990                                19.94       16.09         0.303         0.969         -13.07
1991                                16.09       19.36         0.272         0.772         +27.23
1992                                19.36       20.34         0.325         0.680         +10.36
1993                                20.34       23.37         0.726         0.702         +22.16
1994                                23.37       22.35         0.784         0.692         + 1.97
1995                                22.35       28.31         0.511         0.820         +32.90
                                                            -------       -------
                                                      Total $12.420 Total $12.749

                                               Cumulative total return as of 12/31/95: +1,408.91%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                   Net Asset Value       Capital Gains
Period Covered                   Beginning     Ending     Distributed  Dividends Paid*   % Change**
10/21/88-12/31/88                  $18.78      $17.89        $0.352        $0.361         - 0.91%
1989                                17.89       19.83         0.226         0.756         +16.33
1990                                19.83       16.01         0.303         0.781         -13.92
1991                                16.01       19.25         0.272         0.583         +25.91
1992                                19.25       20.21         0.325         0.481         + 9.24
1993                                20.21       23.19         0.726         0.484         +20.93
1994                                23.19       22.15         0.784         0.464         + 0.88
1995                                22.15       28.02         0.511         0.571         +31.60
                                                             ------        ------
                                                       Total $3.499  Total $4.481

                                                 Cumulative total return as of 12/31/95: +119.10%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)


Performance Summary--Class C Shares
                                   Net Asset Value       Capital Gains
Period Covered                   Beginning     Ending     Distributed  Dividends Paid*   % Change**
10/21/94-12/31/94                  $22.92      $22.07        $0.099        $0.329         - 1.81%
1995                                22.07       27.84         0.511         0.639         +31.59
                                                             ------        ------
                                                       Total $0.610  Total $0.968

                                                  Cumulative total return as of 12/31/95: +29.21%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                   Net Asset Value       Capital Gains
Period Covered                   Beginning     Ending     Distributed  Dividends Paid*   % Change**
10/21/94-12/31/94                  $23.19      $22.35        $0.099        $0.353         - 1.64%
1995                                22.35       28.29         0.511         0.770         +32.57
                                                             ------        ------
                                                       Total $0.610  Total $1.123

                                                  Cumulative total return as of 12/31/95: +30.40%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




PORTFOLIO INFORMATION


                                                        Percent of
Ten Largest Stock Holdings                              Net Assets

Mobil Corp.                                                2.8%
Royal Dutch Petroleum Co. (ADR)                            2.8
Deere & Co.                                                2.7
Citicorp                                                   2.6
International Business Machines Corp.                      2.5
Digital Equipment Corp.                                    2.4
Philip Morris Cos. Inc.                                    2.2
General Motors Corp.                                       2.2
Merck & Co., Inc.                                          2.0
Sears, Roebuck & Co.                                       2.0




Portfolio Changes for the Quarter Ended
December 31, 1995

Additions

 *Canadian National Railway Co.
**Transport Holdings Inc. (Class A)
  Woolworth Corp.

Deletions

 *Canadian National Railway Co.
  Kmart Corp.
**Transport Holdings Inc. (Class A)

[FN]
 *Added and deleted in the same quarter.
**A spin-off from Travelers, Inc.; received one share of Transport for every 200 shares of Travelers, Inc. held.



SCHEDULE OF INVESTMENTS
                               Shares                                                                      Value   Percent of
Industry                        Held                      Stocks                           Cost          (Note 1a) Net Assets
Discount from Book Value

Metals/NonFerrous             1,600,000     ASARCO Inc.                              $   40,877,630   $   51,200,000    0.8%
Insurance                       260,000     American National Insurance Co.               9,749,442       17,160,000    0.2
Utilities--Electric           2,000,000     Entergy Corp.                                43,098,274       58,500,000    0.9
Insurance                     1,400,000     PartnerRe Holdings Ltd.                      29,498,937       37,975,000    0.6
Information Processing        3,000,000   ++Tandem Computers Inc.                        38,348,072       31,875,000    0.5
Telecommunications            1,400,000     Telefonica de Espana, S.A. (ADR)*            42,507,830       58,625,000    0.9
                                                                                     --------------   --------------  ------
                                                                                        204,080,185      255,335,000    3.9


Below-Average Price/Earnings Ratio


Savings & Loans               1,500,000     Ahmanson (H.F.) & Co.                        25,962,249       39,750,000    0.6
Insurance                     3,100,000     The Allstate Corp.                           67,424,755      127,487,500    1.9
Insurance                     2,600,000     American General Corp.                       56,042,709       90,675,000    1.4
Steel                         3,500,000   ++Bethlehem Steel Corp.                        51,720,690       49,000,000    0.7
Banking                         700,000     The Chase Manhattan Corp.                    13,475,662       42,437,500    0.7
Banking                       2,500,000     Citicorp                                     73,009,932      168,125,000    2.6
Financial Services              700,000     Dean Witter, Discover & Co.                  18,012,707       32,900,000    0.5
Farm & Construction
  Equipment                   5,100,000     Deere & Co.                                 105,666,960      179,775,000    2.7
Capital Goods                 1,150,000     Eaton Corp.                                  58,596,613       61,668,750    0.9
Retail                        1,400,000   ++Federated Department Stores, Inc.            30,852,433       38,500,000    0.6
Banking                         700,000     First Interstate Bancorp                     29,058,115       95,550,000    1.5
Automotive                    3,800,000     Ford Motor Co.                               90,908,542      110,200,000    1.7
Automotive                    2,750,000     General Motors Corp.                        119,654,913      145,406,250    2.2
Insurance                     1,250,000   ++ITT Hartford Group Inc.***                   31,155,644       60,468,750    0.9

Manufacturing                 1,250,000     ITT Industries Inc.***                       14,483,831       30,000,000    0.5
Machinery                     1,450,000     Ingersoll-Rand Co.                           42,692,719       50,931,250    0.8
Information Processing        1,800,000     International Business Machines Corp.       125,454,892      165,150,000    2.5
Paper & Forest Products       2,900,000     International Paper Co.                      93,252,865      109,837,500    1.7
Banking                       1,600,000     NationsBank Corp.                            66,516,218      111,400,000    1.7
Banking                       2,350,000     Norwest Corp.                                34,446,022       77,550,000    1.2
Electrical Equipment          2,800,000     Philips Electronics N.V.                     58,713,866      100,450,000    1.5
Retail                        3,350,000     Sears, Roebuck & Co.                         65,320,219      130,650,000    2.0
Financial Services              800,000     Student Loan Marketing Association           29,398,674       52,700,000    0.8
Insurance                     1,700,000     Travelers Inc.                               65,201,903      106,887,500    1.6
Steel                         2,400,000     USX--US Steel Group                          73,819,785       73,800,000    1.1
Chemicals                     2,200,000     Union Carbide Corp.                          53,793,906       82,500,000    1.3
Information Processing        5,300,000   ++Unisys Corp.                                 58,650,167       29,812,500    0.4
Savings & Loans               1,400,000     Washington Mutual Savings Bank               23,454,491       40,075,000    0.6
                                                                                     --------------   --------------  ------
                                                                                      1,576,741,482    2,403,687,500   36.6

Above-Average Yield


Insurance                       600,000     Aetna Life & Casualty Co.                    25,751,832       41,550,000    0.6
Oil--Domestic                   750,000     Atlantic Richfield Co.                       76,325,626       83,062,500    1.3
Real Estate Investment
  Trust                         700,000     Avalon Properties, Inc.                      14,548,710       15,050,000    0.2
Telecommunications            1,250,000     Bell Atlantic Corp.                          57,059,580       83,593,750    1.3



SCHEDULE OF INVESTMENTS (continued)
                               Shares                                                                      Value   Percent of
Industry                        Held                      Stocks                           Cost          (Note 1a) Net Assets
Above-Average Yield (concluded)

Pharmaceutical                1,150,000     Bristol-Myers Squibb Co.                 $   65,372,906   $   98,756,250    1.5%
Oil--International            1,800,000     Chevron Corp.                                61,655,694       94,500,000    1.4
Utilities--Electric           1,000,000     CINergy Corp.                                24,141,035       30,625,000    0.5
Utilities--Electric           1,550,000     Consolidated Edison Co. of New York,
                                            Inc.                                         37,135,210       49,600,000    0.8
Utilities--Electric             637,500     DPL Inc.                                      6,204,369       15,778,125    0.2
Oil--International            1,500,000     Exxon Corp.                                  84,896,705      120,187,500    1.8
Telecommunications            2,900,000     GTE Corp.                                    90,725,125      127,600,000    2.0
Chemicals                       400,000     Imperial Chemical Industries PLC (ADR)*      25,771,805       18,700,000    0.3
Real Estate Investment
  Trust                         440,000     Irvine Apartment Communities, Inc.            7,758,147        8,470,000    0.1
Real Estate Investment
  Trust                         820,000     Liberty Property Trust                       16,510,230       17,015,000    0.3

Real Estate Investment
  Trust                         500,000     The Mills Corp.                              11,734,125        8,500,000    0.1
Utilities--Electric           1,100,000     NIPSCO Industries, Inc.                      23,590,152       42,075,000    0.6
Oil--Domestic                 3,200,000     Occidental Petroleum Corp.                   67,896,904       68,400,000    1.0
Utilities--Electric           1,600,000     PECO Energy Co.                              39,696,837       48,200,000    0.7
Tobacco                       1,620,000     Philip Morris Cos. Inc.                      89,036,004      146,610,000    2.2
Utilities--Electric           1,500,000     Public Service Enterprise Group Inc.         40,249,885       45,937,500    0.7
Oil--International            1,280,000     Royal Dutch Petroleum Co. (ADR)*             86,396,073      180,640,000    2.8
Real Estate Investment
  Trust                       1,550,000     Simon Property Group, Inc.                   34,819,560       37,781,250    0.6
Real Estate Investment
  Trust                         500,000     Summit Properties Inc.                        9,602,500        9,937,500    0.2
Oil--International            1,450,000     Texaco Inc.                                  87,060,641      113,825,000    1.7
Utilities--Electric           1,300,000     Texas Utilities Co.                          43,713,315       53,462,500    0.8
Telecommunications            2,000,000     U.S. West Communications Group****           44,296,726       71,500,000    1.1
                                                                                     --------------   --------------  ------
                                                                                      1,171,949,696    1,631,356,875   24.8


Special Situations


Oil--International              870,428     The British Petroleum Co. PLC (ADR)*         48,486,476       88,892,460    1.4
Information Processing          800,000   ++Ceridian Corp.                               12,036,569       33,000,000    0.5
Restaurants                   2,000,000     Darden Restaurants, Inc.                     20,441,741       23,750,000    0.4
Information Processing        1,570,000   ++Data General Corp.                           21,268,247       21,587,500    0.3
Information Processing        2,500,000   ++Digital Equipment Corp.                      88,632,744      160,312,500    2.4
Oil Services & Equipment      2,500,000     Dresser Industries, Inc.                     50,259,610       60,937,500    0.9
Foods/Food Processing         1,350,000     General Mills, Inc.                          62,379,617       77,962,500    1.2
Chemicals                     1,500,000     Hercules Inc.                                19,235,727       84,562,500    1.3
Entertainment                 1,250,000     ITT Corp.***                                 31,402,179       66,250,000    1.0
Retail Apparel                2,700,000     The Limited, Inc.                            50,681,022       46,912,500    0.7
Pharmaceutical                2,000,000     Merck & Co., Inc.                            63,465,898      131,500,000    2.0
Oil--International            1,650,000     Mobil Corp.                                  93,197,552      184,800,000    2.8
Telecommunications            1,700,000     U.S. West Media Group****                    24,221,802       32,300,000    0.5
Aerospace & Defense             450,000     United Technologies Corp.                    22,695,049       42,693,750    0.6
Retail                        3,000,000     Woolworth Corp.                              44,713,564       39,000,000    0.6
Pharmaceuticals                 440,000     Zeneca Group PLC (ADR)*                      12,980,000       25,685,000    0.4
                                                                                     --------------   --------------  ------
                                                                                        666,097,797    1,120,146,210   17.0


                                            Total Stocks                              3,618,869,160    5,410,525,585   82.3

SCHEDULE OF INVESTMENTS (concluded)
                                Face                                                                       Value   Percent of
                               Amount                     Issue                            Cost          (Note 1a) Net Assets
Short-Term Securities

Commercial Paper**          $40,000,000     ABN AMRO North America Finance Inc.,
                                            5.54% due 1/26/1996                      $   39,827,644   $   39,827,644    0.6%
                             50,000,000     ANZ (Delaware) Inc., 5.49% due
                                            2/15/1996                                    49,634,000       49,634,000    0.7
                                            Ciesco, L.P.:
                             50,000,000      5.75% due 1/05/1996                         49,944,097       49,944,097    0.8
                             25,000,000      5.70% due 1/16/1996                         24,928,750       24,928,750    0.4
                             50,000,000      5.68% due 1/30/1996                         49,747,556       49,747,556    0.7
                             50,000,000     Daimler-Benz AG, 5.72% due 1/29/1996         49,753,722       49,753,722    0.7
                             50,000,000     du Pont (E.I.) de Nemours & Co.,
                                            5.66% due 1/08/1996                          49,921,389       49,921,389    0.8
                             50,000,000     Emerson Electric Co., 5.50% due
                                            2/06/1996                                    49,702,083       49,702,083    0.7
                             70,380,000     General Electric Capital Corp., 5.90%
                                            due 1/02/1996                                70,333,862       70,333,862    1.1
                                            Goldman Sachs Group L.P.:
                             27,000,000      5.75% due 1/03/1996                         26,978,438       26,978,438    0.4
                             50,000,000      5.75% due 1/04/1996                         49,952,083       49,952,083    0.8
                             40,000,000      5.75% due 1/12/1996                         39,910,556       39,910,556    0.6
                             30,000,000     IBM Credit Corp., 5.69% due 1/26/1996        29,867,233       29,867,233    0.4
                             70,174,000     Matterhorn Capital Corp., 5.74% due
                                            1/24/1996                                    69,883,090       69,883,090    1.1
                                            National Australia Funding
                                            (Delaware), Inc.:
                             50,000,000      5.70% due 1/02/1996                         49,968,333       49,968,333    0.8
                             50,000,000      5.73% due 1/12/1996                         49,888,583       49,888,583    0.8
                                            National Fleet Funding Corp.:
                             45,000,000      5.77% due 1/18/1996                         44,855,750       44,855,750    0.7
                             50,000,000      5.75% due 2/01/1996                         49,728,472       49,728,472    0.7
                             50,000,000      5.74% due 2/09/1996                         49,665,167       49,665,167    0.7
                             30,000,000     PHH Corp., 5.76% due 1/09/1996               29,947,200       29,947,200    0.4
                                            Preferred Receivables Funding Corp.:
                             32,475,000      5.78% due 1/02/1996                         32,454,144       32,454,144    0.5
                             50,000,000      5.78% due 1/17/1996                         49,847,472       49,847,472    0.8
                                            Siemens Corporation AG:
                             19,650,000      5.70% due 1/19/1996                         19,584,664       19,584,664    0.3
                             20,500,000      5.70% due 1/22/1996                         20,422,100       20,422,100    0.3
                             31,380,000     USAA Capital Corp., 5.69% due 1/19/1996      31,275,845       31,275,845    0.5
                             30,000,000     Xerox Corp., 5.69% due 1/18/1996             29,905,167       29,905,167    0.5
                                                                                     --------------   --------------  ------
                                                                                      1,107,927,400    1,107,927,400   16.8

US Government & Agency       50,000,000     Federal Home Loan Bank, 5.65% due
Obligations**                               1/19/1996                                    49,835,208       49,835,208    0.8


                                             Total Short-Term Securities              1,157,762,608    1,157,762,608   17.6


Total Investments                                                                    $4,776,631,768    6,568,288,193   99.9
                                                                                     ==============
Other Assets Less Liabilities                                                                              8,744,947    0.1
                                                                                                      --------------  ------
Net Assets                                                                                            $6,577,033,140  100.0%
                                                                                                      ==============  ======


   *American Depositary Receipts (ADR).
  **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 ***On December 20, 1995, ITT Corp. split into three separate entities: ITT Corp., ITT Industries, Inc., and ITT Hartford Group, Inc.
****On November 1, 1995, U.S. West Inc. spun off U.S. West Media
    Group, and changed its name to U.S. West Communications Group. ++Non-income producing security.



    See Notes to Financial Statements.







FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1995
Assets:             Investments, at value (identified cost--$4,776,631,768) (Note 1a)                     $6,568,288,193
                    Cash                                                                                         789,161
                    Receivables:
                      Capital shares sold                                               $    20,945,540
                      Dividends                                                               8,418,527
                      Securities sold                                                         4,769,330       34,133,397
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1d)                                         147,939
                                                                                                          --------------
                    Total assets                                                                           6,603,358,690
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                13,705,708
                      Securities purchased                                                    7,118,715
                      Distributor (Note 2)                                                    2,431,292
                      Investment adviser (Note 2)                                             2,085,486       25,341,201
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       984,349
                                                                                                          --------------
                    Total liabilities                                                                         26,325,550
                                                                                                          --------------

Net Assets:         Net assets                                                                            $6,577,033,140
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 300,000,000
Consist of:         shares authorized                                                                     $   11,408,857
                    Class B Shares of Common Stock, $0.10 par value, 300,000,000
                    shares authorized                                                                         10,329,267
                    Class C Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                            475,984
                    Class D Shares of Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          1,129,627
                    Paid-in capital in excess of par                                                       4,735,989,602
                    Accumulated investment losses--net                                                        (3,587,250)
                    Undistributed realized capital gains on investments--net                                  29,630,628
                    Unrealized appreciation on investments--net                                            1,791,656,425
                                                                                                          --------------
                    Net assets                                                                            $6,577,033,140
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $3,230,336,685 and 114,088,572
                             shares outstanding                                                           $        28.31
                                                                                                          ==============
                    Class B--Based on net assets of $2,894,577,957 and 103,292,666
                             shares outstanding                                                           $        28.02
                                                                                                          ==============
                    Class C--Based on net assets of $132,511,011 and 4,759,838
                             shares outstanding                                                           $        27.84
                                                                                                          ==============
                    Class D--Based on net assets of $319,607,487 and 11,296,270
                             shares outstanding                                                           $        28.29
                                                                                                          ==============

                    See Notes to Financial Statements.

Statement of Operations for the Six Months Ended December 31, 1995
Investment          Dividends (net of $780,511 foreign withholding tax)                                   $   76,936,861
Income              Interest and discount earned                                                              29,861,614
(Notes 1b & 1c):                                                                                          --------------
                    Total income                                                                             106,798,475
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $   13,329,753
                    Investment advisory fees (Note 2)                                        12,237,078
                    Transfer agent fees--Class B (Note 2)                                     1,924,145
                    Transfer agent fees--Class A (Note 2)                                     1,824,419
                    Account maintenance and distribution fees--Class C (Note 2)                 518,811
                    Account maintenance fees--Class D (Note 2)                                  332,794
                    Accounting services (Note 2)                                                215,839
                    Printing and shareholder reports                                            192,792
                    Transfer agent fees--Class D (Note 2)                                       161,638
                    Registration fees (Note 1d)                                                 140,051
                    Custodian fees                                                              104,152
                    Transfer agent fees--Class C (Note 2)                                        80,501
                    Professional fees                                                            43,434
                    Directors' fees and expenses                                                 19,058
                    Other                                                                        50,525
                                                                                         --------------
                    Total expenses                                                                            31,174,990
                                                                                                          --------------
                    Investment income--net                                                                    75,623,485
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                        108,965,126
Unrealized Gain     Change in unrealized appreciation on investments--net                                    508,904,494
on Investments                                                                                            --------------
--Net (Notes 1c,    Net Increase in Net Assets Resulting from Operations                                  $  693,493,105
1e & 3):                                                                                                  ==============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                                                                                           December 31,       June 30,
Increase (Decrease) in Net Assets:                                                            1995              1995
Operations:         Investment income--net                                               $   75,623,485   $  123,636,446
                    Realized gain on investments--net                                       108,965,126       66,820,215
                    Change in unrealized appreciation on investments--net                   508,904,494      718,977,808
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    693,493,105      909,434,469
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (83,171,240)     (68,596,425)
Shareholders          Class B                                                               (50,150,559)     (36,272,122)
(Note 1g):            Class C                                                                (2,265,975)        (125,803)
                      Class D                                                                (6,929,391)      (1,039,403)
                    Realized gain on investments--net:
                      Class A                                                               (63,214,864)     (77,560,878)
                      Class B                                                               (56,947,014)     (61,276,834)
                      Class C                                                                (2,332,735)         (37,759)
                      Class D                                                                (5,725,774)        (291,335)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (270,737,552)    (245,200,559)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                      578,010,488      894,346,339
(Note 4):                                                                                --------------   --------------


Net Assets:         Total increase in net assets                                          1,000,766,041    1,558,580,249
                    Beginning of period                                                   5,576,267,099    4,017,686,850
                                                                                         --------------   --------------
                    End of period*                                                       $6,577,033,140   $5,576,267,099
                                                                                         ==============   ==============

                   *Undistributed (accumulated) investment income (loss)--net            $   (3,587,250)  $   63,306,430
                                                                                         ==============   ==============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class A
                                                              For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.         Ended
                                                              Dec. 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         1995        1995         1994         1993       1992
Per Share           Net asset value, beginning of period     $    26.44  $    23.17  $    23.31  $    20.57   $    18.90
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .40         .74         .62         .71          .70
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              2.80        4.01         .67        3.03         2.02
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.20        4.75        1.29        3.74         2.72
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.76)       (.69)       (.70)       (.64)        (.76)
                      Realized gain on investments--net            (.57)       (.79)       (.73)       (.36)        (.29)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.33)      (1.48)      (1.43)      (1.00)       (1.05)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    28.31  $    26.44  $    23.17  $    23.31   $    20.57
                                                             ==========  ==========  ==========  ==========   ==========

Total               Based on net asset value per share           12.34%+++   21.67%       5.68%      19.03%       15.08%
Investment                                                   ==========  ==========  ==========  ==========   ==========
Return:**

Ratios to           Expenses                                       .55%*       .59%        .53%        .54%         .58%
Average                                                      ==========  ==========  ==========  ==========   ==========
Net Assets:         Investment income--net                        2.98%*      3.19%       2.76%       3.48%        3.52%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $3,230,337  $2,834,652  $2,272,983  $2,023,078   $1,670,430
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            6.25%      11.69%      21.79%      20.85%       21.24%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                      Class B
                                                              For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.         Ended
                                                              Dec. 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         1995        1995         1994         1993       1992
Per Share           Net asset value, beginning of period     $    26.08  $    22.87  $    23.04  $    20.35   $    18.71
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .26         .53         .42         .53          .50
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                              2.76        3.93         .62        2.96         2.00
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               3.02        4.46        1.04        3.49         2.50
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.51)       (.46)       (.48)       (.44)        (.57)
                      Realized gain on investments--net            (.57)       (.79)       (.73)       (.36)        (.29)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (1.08)      (1.25)      (1.21)       (.80)        (.86)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    28.02  $    26.08  $    22.87  $    23.04   $    20.35
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           11.77%+++   20.45%       4.61%      17.81%       13.90%
Return:**                                                    ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees              .57%*       .61%        .55%        .56%         .60%
                                                             ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.57%*      1.61%       1.55%       1.56%        1.60%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.95%*      2.16%       1.75%       2.47%        2.50%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $2,894,578  $2,464,248  $1,744,704  $1,383,935   $1,064,354
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                            6.25%      11.69%      21.79%      20.85%       21.24%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                          Class C                       Class D
                                                                                   For the                     For the
                                                                     For the        Period       For the        Period
The following per share data and ratios have been derived           Six Months     Oct. 21      Six Months     Oct. 21
from information provided in the financial statements.                Ended       1994++ to       Ended       1994++ to
                                                                     Dec. 31,      June 30,      Dec. 31,      June 30,
Increase (Decrease) in Net Asset Value:                                1995          1995          1995          1995
Per Share                  Net asset value, beginning of period    $    25.98    $    22.92    $    26.41     $    23.19
Operating                                                          ----------    ----------    ----------     ----------
Performance:               Investment income--net                         .27           .44           .37            .50
                           Realized and unrealized gain on
                           investments and foreign currency
                           transactions--net                             2.74          3.05          2.79           3.17
                                                                   ----------    ----------    ----------     ----------
                           Total from investment operations              3.01          3.49          3.16           3.67
                                                                   ----------    ----------    ----------     ----------
                           Less dividends and distributions:
                              Investment income--net                     (.58)         (.33)         (.71)          (.35)
                              Realized gain on investments
                              --net                                      (.57)         (.10)         (.57)          (.10)
                                                                   ----------    ----------    ----------     ----------
                           Total dividends and distributions            (1.15)         (.43)        (1.28)          (.45)
                                                                   ----------    ----------    ----------     ----------
                           Net asset value, end of period          $    27.84    $    25.98    $    28.29     $    26.41
                                                                   ==========    ==========    ==========     ==========

Total Investment           Based on net asset value per
Return:**                  share                                       11.79%+++     15.59%+++     12.19%+++      16.23%+++
                                                                   ==========    ==========    ==========     ==========

Ratios to Average          Expenses, excluding account
Net Assets:                maintenance and distribution fees   .         .58%*         .66%*         .55%*          .62%*
                                                                   ==========    ==========    ==========     ==========
                           Expenses                                     1.58%*        1.66%*         .80%*          .87%*
                                                                   ==========    ==========    ==========     ==========
                           Investment income--net                       1.93%*        2.09%*        2.71%*         2.88%*
                                                                   ==========    ==========    ==========     ==========

Supplemental               Net assets, end of period (in
Data:                      thousands)                              $  132,511    $   74,334    $  319,607     $  203,033
                                                                   ==========    ==========    ==========     ==========
                           Portfolio turnover                           6.25%        11.69%         6.25%         11.69%
                                                                   ==========    ==========    ==========     ==========


                         ++Commencement of Operations.
                          *Annualized.
                         **Total investment returns exclude the effects of sales loads.
                        +++Aggregate total investment return.

                           See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(f) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
0.60% of the Fund's average daily net assets not exceeding $100 million; 0.50% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; and 0.40% of average daily net assets in excess of $200 million. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                            Account     Distribution
                                        Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $35,271     $  411,566
Class D                               $70,281     $1,011,045


For the six months ended December 31, 1995, MLPF&S received contingent deferred sales charges of $1,318,828 and $33,889 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $61,000 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

NOTES TO FINANCIAL STATEMENTS (concluded)


Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1995 were $509,766,428 and $314,475,151, respectively.

Net realized and unrealized gains as of December 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $108,965,126  $1,791,656,425
                                 ------------  --------------
Total                            $108,965,126  $1,791,656,425
                                 ============  ==============


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,791,656,425, of which $1,849,495,654 related to appreciated securities and $57,839,229 related to depreciated securities. At December 31, 1995, the aggregate cost of investments for Federal income tax purposes was $4,776,631,768.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $578,010,488 and $894,346,339 for the six months ended December 31, 1995 and the year ended June 30, 1995, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Six Months                   Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         9,898,416   $272,083,004
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,785,871    131,186,394
                                  -----------   ------------
Total issued                       14,684,287    403,269,398
Shares redeemed                    (7,793,615)  (213,672,990)
                                  -----------   ------------
Net increase                        6,890,672   $189,596,408
                                  ===========   ============

Class A Shares for the Year                         Dollar
Ended June 30, 1995                   Shares        Amount

Shares sold                        19,425,436   $466,205,455
Shares issued to shareholders
in reinvestment of dividends
and distributions                   5,782,037    130,723,601
                                  -----------   ------------
Total issued                       25,207,473    596,929,056
Shares redeemed                   (16,105,392)  (384,011,079)
                                  -----------   ------------
Net increase                        9,102,081   $212,917,977
                                  ===========   ============



Class B Shares for the Six Months                   Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        16,605,102   $449,074,039
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,511,955     95,303,902
                                  -----------   ------------
Total issued                       20,117,057    544,377,941
Shares redeemed                   (10,448,115)  (282,586,867)
Automatic conversion of
shares                               (858,809)   (23,092,918)
                                  -----------   ------------
Net increase                        8,810,133   $238,698,156
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended June 30, 1995                   Shares        Amount

Shares sold                        34,461,582   $815,962,756
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,848,516     86,346,162
                                  -----------   ------------
Total issued                       38,310,098    902,308,918
Automatic conversion of
shares                             (4,721,916)  (109,837,782)
Shares redeemed                   (15,381,764)  (361,976,739)
                                  -----------   ------------
Net increase                       18,206,418   $430,494,397
                                  ===========   ============

Class C Shares for the
Six Months Ended                                    Dollar
December 31, 1995                     Shares        Amount


Shares sold                         2,704,642   $ 72,814,300
Shares issued to shareholders
in reinvestment of dividends
and distributions                     153,246      4,142,044
                                  -----------   ------------
Total issued                        2,857,888     76,956,344
Shares redeemed                      (958,815)   (25,830,219)
                                  -----------   ------------
Net increase                        1,899,073   $ 51,126,125
                                  ===========   ============



Class C Shares for the Period
October 21, 1994++ to                               Dollar
June 30, 1995                         Shares        Amount

Shares sold                         3,236,903   $ 77,339,209
Shares issued to shareholders
in reinvestment of dividends
and distributions                       6,576        142,631
                                  -----------   ------------
Total issued                        3,243,479     77,481,840
Shares redeemed                      (382,714)    (9,161,923)
                                  -----------   ------------
Net increase                        2,860,765   $ 68,319,917
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         3,565,610   $ 97,851,089
Automatic conversion of
shares                                848,946     23,092,918
Shares issued to shareholders
in reinvestment of dividends
and distributions                     412,739     11,332,508
                                  -----------   ------------
Total issued                        4,827,295    132,276,515
Shares redeemed                    (1,218,855)   (33,686,716)
                                  -----------   ------------
Net increase                        3,608,440   $ 98,589,799
                                  ===========   ============

Class D Shares for the Period                       Dollar
October 21 1994++ to June 30, 1995    Shares        Amount

Shares sold                         3,673,107   $ 88,800,325
Automatic conversion of
shares                              4,666,859    109,837,782
Shares issued to shareholders
in reinvestment of dividends
and distributions                      55,369      1,215,335
                                  -----------   ------------
Total issued                        8,395,335    199,853,442
Shares redeemed                      (707,505)   (17,239,394)
                                  -----------   ------------
Net increase                        7,687,830   $182,614,048
                                  ===========   ============

[FN]
++Commencement of Operations.





OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Paul M. Hoffmann, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863